UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

VIREO GROWTH INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)

207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 16, 2025, Vireo Health, Inc. (“Buyer”), a Delaware corporation and wholly owned subsidiary of Vireo Growth Inc. (the “Company”), the Company, PharmaCann Inc., a Delaware corporation (“PharmaCann”), certain of PharmaCann’s subsidiaries (collectively, with PharmaCann the “Seller Parties”), and Argent Institutional Trust Company (“Agent”), as collateral agent under the Indenture, dated as of June 24, 2021, by and among PharmaCann, as issuer, the Guarantors (as defined thereunder) party thereto, including the Seller Parties, and Agent, as trustee and collateral agent thereunder, entered into an Asset Purchase Agreement (the “APA”).

Pursuant to the APA, Buyer will purchase assets and properties of the Seller Parties that are used in or useful to certain cannabis dispensaries that the Seller Parties operate in the State of Colorado (the “Dispensaries”), subject to certain exclusions set forth in the APA (the “Purchased Assets”). As consideration for the Purchased Assets, Buyer shall issue to Agent subordinate voting shares of the Company (the “Share Consideration”) having a value of $49,000,000.00 and assume certain liabilities. The Share Consideration is subject to positive and negative adjustments upon the occurrence of certain events.

In connection with these transactions, the Seller Parties and an affiliate of the Company have entered into a Management Services Agreement, dated as of December 16, 2025, pursuant to which the Company’s affiliate will provide the Seller Parties with certain management services related to the Dispensaries until the closing date.

The APA includes customary representations and warranties and various customary covenants and commitments of the parties to the APA. The closing of the transactions is conditioned upon, among other things, obtaining any required regulatory approvals. The APA may be terminated by the parties by mutual written consent at any time prior to the closing. Additionally, any party may terminate the APA if, among other things, (i) any governmental body with legal and valid jurisdiction shall have issued an order restraining or enjoining the transactions contemplated by the APA, and such order has become final and non-appealable, (ii) the Colorado Department of Revenue’s Marijuana Enforcement Division does not approve or objects to the transfer of the Purchased Assets to Buyer, or (iii) the closing does not occur on or before June 1, 2027. If Buyer is not in material breach under the APA, Buyer may terminate the APA by giving written notice to Agent and the Sellers at any time prior to the closing in the event that the Agent or the Selling Parties have materially breached (and not cured) any of their respective representations, warranties or covenants contained in the APA. If Agent or the Selling Parties are not in material breach under the APA, Agent or the Selling Parties may terminate the APA by giving written notice to Buyer at any time prior to the closing in the event that Buyer has materially breached (and not cured) any of its representations, warranties or covenants contained in the APA.

The foregoing description of the APA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Item 7.01 Regulation FD

On December 16, 2025, the Company issued a press release regarding the entrance into the APA. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Forward-Looking Statements and Information

Certain statements contained or incorporated by reference in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of applicable securities laws. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “would,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements, including statements regarding the completion of the transactions contemplated by the APA, the anticipated benefits of the transactions, and other statements that are not historical facts. There are several risks, uncertainties, and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements, including risks involved with the adverse impact of the transactions contemplated by the APA on the Company’s business, financial condition, and results of operations; the Company’s ability to successful consummate the transactions contemplated by the APA; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties as a result of the transactions contemplated by the APA; the effects of the transactions contemplated by the APA on the Company and the interests of various constituents; risks and uncertainties associated with the transactions contemplated by the APA, some of which are beyond the Company’s control; subject to the successful outcome of the transactions contemplated by the APA, the nature, cost, impact and outcome of pending and future litigation, other legal or regulatory proceedings, or governmental investigations and actions; as well as the other risks set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the SEC and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com. The transactions contemplated by the APA remain subject to material conditions, including satisfaction of all conditions to the APA, and there can be no assurance that the Company will be successful in completing the transactions contemplated by the APA or any other similar transaction on the terms described herein, on different terms, or at all. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, the securities referred to herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 16, 2025*
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIREO GROWTH INC. (Registrant)

Date: December 22, 2025	By:	/s/ Tyson Macdonald
Tyson Macdonald
Chief Financial Officer